EXHIBIT 99.1



NEWS RELEASE



     CHIEF FINANCIAL OFFICER DAVID PETERS TO JOIN EAU CLAIRE FIRM

      MINNEAPOLIS (July 23, 2003) - APA Optics (Nasdaq/NM.APAT) today announced that chief financial officer David Peters has resigned effective August 8th to accept a position with a private holding company in Eau Claire, WI.

      APA Optics, Inc. manufactures and markets advanced products for the fiber optic communications, optoelectronics and laser industries, including Dense Wavelength Division Multiplexer (DWDM), ultraviolet (UV) detectors, Nitride epitaxial layers and custom optics. APA's Internet address is http://www.apaoptics.com.
      ------------------------


      APA Optics, Inc. Contact Information:
      -------------------------------------

      ANIL JAIN
      CHIEF EXECUTIVE OFFICER
      INFO@APAOPTICS.COM
      ------------------


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